================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): January 20, 2004

                           NORTHGATE INNOVATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     0-27878               13-3779546
(State or Other Jurisdiction        (Commission File         (IRS Employer
     of Incorporation)                  Number)            Identification No.)


          801 Sentous Street, City of Industry, California       91748
            (Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code           (626) 923-6000

================================================================================

ITEM 5.  Other Events.

     On January 20, 2004, Northgate Innovations, Inc. issued a press release announcing that Kent A. Savage had been appointed as the company's Chief Executive Officer. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     As partial consideration for agreeing to serve as Chief Executive Officer, the company granted Mr. Savage an option to purchase up to 3,309,587 shares of the company's common stock. The stock option has an exercise price of $1.01 per share, the closing trading price of the common stock on the date of grant. On January 21, 2004, the Board of Directors also elected Mr. Savage to fill an existing vacancy on the Board, effective as of that date.


ITEM 7.     Exhibits.

      Exhibit
      Number      Description
      ------      -----------

      99.1 Press release by Northgate Innovations, Inc. dated January 20, 2004, entitled "Northgate Innovations Appoints Kent A. Savage as Chief Executive Officer."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NORTHGATE INNOVATIONS, INC.
                                        (Registrant)

Date:    January 22, 2004               s/  Kent A. Savage
                                        -------------------------------
                                        Name:   Kent A. Savage
                                        Title:  Chief Executive Officer

                                  EXHIBIT INDEX

   Exhibit
   Number                                 Exhibit
   ------                                 -------

   99.1 Press release by Northgate Innovations, Inc. dated January 20, 2004, entitled "Northgate Innovations Appoints Kent A. Savage as Chief Executive Officer."